EXHIBIT 7(B)

                            AGREEMENT OF JOINT FILERS

     Each of the undersigned acknowledges and agrees that the Amendment to
Schedule 13D to which this Agreement is attached as Exhibit 7(b) is a joint statement filed on behalf of each of the undersigned.

          1/23/97                         /S/ IRA B. BROWN
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           Date                           Name:  Ira B. Brown

          1/23/97                         /S/ MYRA BROWN
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           Date                           Name:  Myra Brown